Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311

Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President and
Chief Risk Officer
(518) 381-3693

FOR IMMEDIATE RELEASE:

TrustCo Announces Record Earnings for Third Quarter 2021;
Net Income of $16.8 million up 19.1% over the prior year quarter, Expands Lending Areas in Key Markets, Adds New Director

Glenville, New York - October 21, 2021

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced third quarter 2021 net income of $16.8 million or $0.871 diluted earnings per share, compared to net income of $14.1 million or $0.730 diluted earnings per share for the third quarter 2020; and net income of $45.3 million or $2.349 diluted earnings per share for the nine months ended September 30, 2021, compared to net income of $38.6 million or $2.001 diluted earnings per share for the nine months ended September 30, 2020.  For all periods presented, share and per share information has been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

Overview

Robert J. McCormick, Chairman, President and Chief Executive Officer noted, “Our continued strong financial results announced today are the foundation upon which we continue to build.  With an always-sharp focus on new business opportunities, we have identified increasing demand for our hallmark mortgage products and have expanded our lending areas in Northern New Jersey and on both coasts of Florida.  As part of these initiatives, we deployed a new mortgage loan originator in New Jersey, opened a new full-service branch location in Palm Coast, Florida, and are launching a new channel for the delivery of our core lending products by opening a loan origination office in Naples, Florida.”

In September, the Company announced the addition of Curtis N. Powell to the boards of directors of TrustCo and its subsidiary, Trustco Bank.  Mr. Powell is Vice President for Human Resources and Environmental Health, Safety, and Risk Management at Rensselaer Polytechnic Institute in Troy, New York.  Mr. Powell adds depth to our board talent pool in the areas of human capital and risk management.  Chairman McCormick said “Our success-oriented approach extends from our business lines to our boardroom.  Curtis Powell shares our commitment to excellence, and we have every confidence that he will be a tremendous asset as the Company navigates the highly dynamic labor market that we now see across our entire business footprint.”

 Mr. McCormick also congratulated the employees of Trustco Bank on receiving well-deserved recognition.  He said “Our management team knows that our people are the best in the business, but recently Trustco Bank has been rated ‘Best Of’ in several categories by local media outlets.  Our team members can be justifiably proud of this recognition.”  Trustco Bank also celebrated 65 years of success at its Mayfair Branch in Glenville, New York and, for the 15th straight year, turned out a formidable team for the Workforce Team Challenge with 75 entrants in the annual 3.5 mile race, held this year in Altamont, New York.

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Details

Average loans were up $176.4 million or 4.2% in the third quarter 2021 over the same period in 2020.  Average residential loans, our primary lending focus, were up $218.2 million, or 5.9%, in the third quarter 2021 over the same period in 2020.  As of September 30, 2021, loans in deferral were not material.  Additionally, the Bank had funded 663 Paycheck Protection Program (“PPP”) loans totaling $46 million in 2020, and an additional 344 loans totaling $23 million in 2021.  As of September 30, 2021, 349 PPP loans totaling $21 million remain outstanding.  Average deposits were up $348.2 million or 7.1% for the third quarter 2021 over the same period a year earlier.  The increase in deposits was the result of a $551.2 million or 15.5% increase in total average core deposit accounts, which consist of interest bearing and non-interest bearing checking, savings and money market deposits, offset by a decrease in average time deposits of $202.9 million or 15.0%, for the third quarter 2021 over the same period in 2020.  Within the core deposits, checking balances were up $287.2 million or 17.4% (including interest bearing and non-interest bearing checking balances), money market balances were up $56.3 million or 8.3%, and savings balances were up $207.6 million or 17.0%.  We believe the increase in core deposits continues to reflect the desire of customers to have additional funds in the safety and security offered by TrustCo’s long history of conservative banking.  As we move forward, the objective is to encourage customers to retain these additional funds in the expanded product offerings of the Bank through aggressive marketing and product differentiation.

The cost of interest bearing liabilities decreased to 0.15% in the third quarter 2021 from 0.52% in the third quarter 2020.  A significant portion of our CD portfolio (time deposits) repriced during the last year, which resulted in lower rates as a result of the ongoing market conditions. The net interest margin for the third quarter 2021 was 2.65%, down 8 basis points from 2.73% in the third quarter of 2020.  Net interest income (TE) increased by 4.5% or $1.7 million over the same period last year.

The Bank continued to demonstrate its ability to grow shareholders’ equity as average equity was up $25.8 million or 4.6% in the third quarter of 2021 compared to the same period in 2020.  Return on average assets and return on average equity for the third quarter 2021 were 1.08% and 11.40%, respectively, compared to 0.98% and 10.04% for the third quarter 2020.  Improving efficiencies to reduce costs continues to remain a key area of focus.  As a result, full time equivalent employees decreased from the prior year and quarter partially due to a strategic realignment and the impact of COVID-19 on the labor market.  The Bank also purchased 50 thousand shares of stock in the third quarter of 2021 under the previously announced stock repurchase plan.  Additionally, on May 28, 2021, the reverse split of the Company’s Common Stock at a ratio of 1 for 5 was implemented on the Nasdaq Global Select Market.  All prior period share and per share information, and common stock and surplus amounts have been split adjusted.  The board of directors believes that the Reverse Stock Split will likely result in a higher per share trading price, which is intended to generate greater investor interest in TrustCo and improve the marketability of the shares to a broader range of investors. The board of directors also believes that the Reverse Stock Split will result in a number of our shares of outstanding common stock that is similar to the number of outstanding shares of common stock of comparable financial institutions.

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Asset quality and loan loss reserve measures have continued to improve as a result of low levels of nonperforming assets and chargeoffs.  Nonperforming loans (NPLs) were $20.2 million at September 30, 2021, compared to $21.8 million at September 30, 2020.  NPLs were 0.46% and 0.52% of total loans at September 30, 2021 and 2020, respectively.  The coverage ratio, or allowance for loan losses to NPLs, was 234.7% at September 30, 2021, compared to 225.4% at September 30, 2020.  Nonperforming assets (NPAs) were $20.7 million at September 30, 2021, compared to $22.2 million at September 30, 2020.  The ratio of allowance for loan losses to total loans was 1.08% as of September 30, 2021 compared to 1.17% as of September 30, 2020.  The allowance for loan losses was $47.4 million at September 30, 2021, compared to $49.1 million at September 30, 2020.  During 2020, management increased certain allowance qualitative factors based on its assessment of the impact of the current pandemic on local, national, and global economic conditions as well as the perceived risks inherent in specific industries and credit characteristics.  Based on this approach, the Company adjusted the pandemic specific provision for the third quarter of 2021.  Provision for loan losses for the third quarter of 2021 was a credit of $2.8 million compared to a provision for loan losses for the third quarter of 2020 of $1.0 million.  The decrease from the prior year is due to the sustained improvement in asset quality trends and economic conditions during the third quarter.  The Company had previously elected to delay its adoption of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“CECL”), as provided by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) until the date on which the National Emergency concerning COVID-19 was terminated or December 31, 2020, whichever occurred first.  The December 31, 2020 adoption date under the CARES Act was extended to January 1, 2022 as a part of the COVID-19 relief legislation, which became law in December 2020, and therefore the Company intends to adopt CECL on January 1, 2022.

Net chargeoffs for the third quarter 2021 were $5 thousand versus net chargeoffs in the third quarter 2020 of $21 thousand.  The annualized net chargeoffs ratio was 0.00% for the third quarter 2021 and 2020.

At September 30, 2021 the equity to asset ratio was 9.56%, compared to 9.77% at September 30, 2020.  Book value per share at September 30, 2021 was $30.50, up 5.1% compared to $29.03 a year earlier.

TrustCo Bank Corp NY is a $6.1 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 147 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2021.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

Those wishing to participate in the call may dial toll-free for the United States at 1-844-200-6205, for Canada at 1-833-950-0062, and all other locations at 1-929-526-1599, Access code 817092.  A replay of the call will be available for thirty days by dialing toll-free for the United States at 1-866-813-9403, for Canada at 1-226-828-7578, and all other locations at +44-204-525-0658, Access code 539783.  The call will also be audio webcast at https://services.choruscall.com/links/trst211022.html, and will be available for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2021, including our expectations regarding the effects of COVID-19 on our financial results and our ability to assist our customers in addressing the effects of COVID-19, our expectations with respect to our expansion initiatives in New Jersey and Florida, our ability to retain customers, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by the effects of the COVID-19 pandemic. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the effect of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations; the impact of the actions taken by governmental authorities to contain COVID-19 or address the impact of COVID-19 on the economy, and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; future business strategies related to the implementation of CECL; our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; unanticipated effects from the Tax Cut and Jobs Act that may limit its benefits or adversely impact our business;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2021		6/30/2021		9/30/2020
Summary of operations
Net interest income (TE)	$39,888		40,122		38,166
(Credit) Provision for loan losses	(2,800)		-		1,000
Noninterest income	4,295		4,688		4,341
Noninterest expense	24,697		25,440		22,674
Net income	16,762		14,433		14,071

Per share (4)
Net income per share:
- Basic	$0.871		0.749		0.730
- Diluted	0.871		0.748		0.730
Cash dividends	0.341		0.341		0.341
Book value at period end	30.50		30.00		29.03
Market price at period end	31.97		34.38		26.10

At period end
Full time equivalent employees	743		769		771
Full service banking offices	147		147		148

Performance ratios
Return on average assets	1.08%		0.95		0.98
Return on average equity	11.40		10.05		10.04
Efficiency (1)	55.82		56.91		53.61
Net interest spread (TE)	2.62		2.66		2.63
Net interest margin (TE)	2.65		2.70		2.73
Dividend payout ratio	39.13		45.51		46.68

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	9.55%		9.44		9.76
Consolidated equity to assets	9.56%		9.45		9.77

Asset quality analysis at period end
Nonperforming loans to total loans	0.46		0.48		0.52
Nonperforming assets to total assets	0.34		0.34		0.39
Allowance for loan losses to total loans	1.08		1.15		1.17
Coverage ratio (3)	2.3	x	2.4	x	2.3	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
(4)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

TE = Taxable equivalent

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FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine months ended
	09/30/21	09/30/20
Summary of operations
Net interest income (TE)	$120,117	114,401
(Credit) Provision for loan losses	(2,450)	5,000
Net gain on securities transactions	-	1,155
Noninterest income, excluding net gain on securities transactions	13,411	11,946
Noninterest expense	75,472	70,874
Net income	45,278	38,638

Per share (2)
Net income per share:
- Basic	$2.349	2.002
- Diluted	2.349	2.001
Cash dividends	1.022	1.022
Book value at period end	30.50	29.03
Market price at period end	31.97	26.10

Performance ratios
Return on average assets	1.00	0.94
Return on average equity	10.50	9.38
Efficiency (1)	56.36	56.06
Net interest spread (TE)	2.67	2.74
Net interest margin (TE)	2.71	2.86
Dividend payout ratio	43.50	51.03

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.
(2)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Interest and dividend income:
Interest and fees on loans	$39,488	39,808	40,217	40,906	41,330
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	91	97	50	27	14
State and political subdivisions	1	-	1	2	1
Mortgage-backed securities and collateralized mortgage obligations - residential	1,038	1,167	1,237	1,172	1,319
Corporate bonds	220	323	316	349	646
Small Business Administration - guaranteed participation securities	181	193	206	212	216
Other securities	5	5	6	7	5
Total interest and dividends on securities available for sale	1,536	1,785	1,816	1,769	2,201

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	104	111	123	129	138
Total interest on held to maturity securities	104	111	123	129	138

Federal Reserve Bank and Federal Home Loan Bank stock	64	65	69	70	77

Interest on federal funds sold and other short-term investments	470	286	270	246	242
Total interest income	41,662	42,055	42,495	43,120	43,988

Interest expense:
Interest on deposits:
Interest-bearing checking	38	46	52	51	55
Savings	154	162	159	156	161
Money market deposit accounts	202	236	283	447	637
Time deposits	1,149	1,261	1,666	3,053	4,749
Interest on short-term borrowings	232	228	228	232	221
Total interest expense	1,775	1,933	2,388	3,939	5,823

Net interest income	39,887	40,122	40,107	39,181	38,165

Less: (Credit) Provision for loan losses	(2,800)	-	350	600	1,000
Net interest income after provision for loan losses	42,687	40,122	39,757	38,581	37,165

Noninterest income:
Trustco Financial Services income	1,558	1,999	2,035	1,527	1,784
Fees for services to customers	2,531	2,486	2,204	2,365	2,292
Other	206	203	189	177	265
Total noninterest income	4,295	4,688	4,428	4,069	4,341

Noninterest expenses:
Salaries and employee benefits	11,909	12,403	12,425	11,727	10,899
Net occupancy expense	4,259	4,328	4,586	4,551	4,277
Equipment expense	1,628	1,600	1,631	1,621	1,607
Professional services	1,483	1,614	1,432	1,644	1,311
Outsourced services	2,015	2,169	2,250	1,925	1,875
Advertising expense	310	549	354	527	305
FDIC and other insurance	746	777	707	657	660
Other real estate (income) expense, net	32	(60)	239	45	(115)
Other	2,315	2,060	1,711	2,133	1,855
Total noninterest expenses	24,697	25,440	25,335	24,830	22,674

Income before taxes	22,285	19,370	18,850	17,820	18,832
Income taxes	5,523	4,937	4,767	4,006	4,761

Net income	$16,762	14,433	14,083	13,814	14,071

Net income per common share (1):
- Basic	$0.871	0.749	0.730	0.716	0.730

- Diluted	0.871	0.748	0.730	0.716	0.730

Average basic shares (in thousands) (1)	19,249	19,281	19,287	19,287	19,287
Average diluted shares (in thousands) (1)	19,252	19,290	19,293	19,288	19,288

Note: Taxable equivalent net interest income	$39,888	40,122	40,107	39,182	38,166

(1)  All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine months ended
	09/30/21	09/30/20
Interest and dividend income:
Interest and fees on loans	$119,513	125,058
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	238	541
State and political subdivisions	2	4
Mortgage-backed securities and collateralized mortgage obligations - residential	3,442	4,959
Corporate bonds	859	1,372
Small Business Administration - guaranteed participation securities	580	690
Other securities	16	16
Total interest and dividends on securities available for sale	5,137	7,582

Interest on held to maturity securities:
Mortgage-backed securities-residential	338	475
Total interest on held to maturity securities	338	475

Federal Reserve Bank and Federal Home Loan Bank stock	198	351

Interest on federal funds sold and other short-term investments	1,026	1,702
Total interest income	126,212	135,168

Interest expense:
Interest on deposits:
Interest-bearing checking	136	97
Savings	475	560
Money market deposit accounts	721	2,595
Time deposits	4,076	16,739
Interest on short-term borrowings	688	778
Total interest expense	6,096	20,769

Net interest income	120,116	114,399

Less: (Credit) Provision for loan losses	(2,450)	5,000
Net interest income after provision for loan losses	122,566	109,399

Noninterest income:
Trustco Financial Services income	5,592	4,752
Fees for services to customers	7,221	6,414
Net gain on securities transactions	-	1,155
Other	598	780
Total noninterest income	13,411	13,101

Noninterest expenses:
Salaries and employee benefits	36,737	33,920
Net occupancy expense	13,173	12,968
Equipment expense	4,859	5,015
Professional services	4,529	3,974
Outsourced services	6,434	5,825
Advertising expense	1,213	1,394
FDIC and other insurance	2,230	1,563
Other real estate expense, net	211	47
Other	6,086	6,168
Total noninterest expenses	75,472	70,874

Income before taxes	60,505	51,626
Income taxes	15,227	12,988

Net income	$45,278	38,638

Net income per common share (1):
- Basic	$2.349	2.002

- Diluted	2.349	2.001

Average basic shares (in thousands) (1)	19,272	19,306
Average diluted shares (in thousands) (1)	19,278	19,308

Note: Taxable equivalent net interest income	$120,117	114,401

(1)  All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
ASSETS:

Cash and due from banks	$45,486	47,766	45,493	47,196	47,703
Federal funds sold and other short term investments	1,147,853	1,134,622	1,094,880	1,059,903	908,616
Total cash and cash equivalents	1,193,339	1,182,388	1,140,373	1,107,099	956,319

Securities available for sale:
U. S. government sponsored enterprises	59,749	74,579	74,465	19,968	29,996
States and political subdivisions	48	48	48	103	111
Mortgage-backed securities and collateralized mortgage obligations - residential	293,585	315,656	348,317	316,158	309,768
Small Business Administration - guaranteed participation securities	34,569	37,199	39,232	42,217	44,070
Corporate bonds	45,915	54,647	64,839	59,939	70,113
Other securities	686	686	686	686	685
Total securities available for sale	434,552	482,815	527,587	439,071	454,743

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	10,701	11,665	12,729	13,824	15,094
Total held to maturity securities	10,701	11,665	12,729	13,824	15,094

Federal Reserve Bank and Federal Home Loan Bank stock	5,604	5,604	5,506	5,506	5,506

Loans:
Commercial	204,679	214,164	217,021	212,492	231,663
Residential mortgage loans	3,951,285	3,892,351	3,807,837	3,780,167	3,724,746
Home equity line of credit	231,314	234,214	235,644	242,194	248,320
Installment loans	9,451	8,638	8,670	9,617	9,826
Loans, net of deferred net costs	4,396,729	4,349,367	4,269,172	4,244,470	4,214,555

Less: Allowance for loan losses	47,350	50,155	49,991	49,595	49,123
Net loans	4,349,379	4,299,212	4,219,181	4,194,875	4,165,432

Bank premises and equipment, net	33,233	33,691	34,012	34,412	34,417
Operating lease right-of-use assets	45,836	45,825	46,614	47,885	47,174
Other assets	62,191	61,378	60,455	59,124	57,244

Total assets	$6,134,835	6,122,578	6,046,457	5,901,796	5,735,929

LIABILITIES:
Deposits:
Demand	$790,663	765,193	718,343	652,756	635,345
Interest-bearing checking	1,148,593	1,152,901	1,141,595	1,086,558	1,024,290
Savings accounts	1,433,130	1,409,556	1,362,141	1,285,501	1,235,259
Money market deposit accounts	744,051	732,963	719,580	716,005	699,132
Time deposits	1,124,581	1,169,907	1,231,263	1,296,373	1,305,024
Total deposits	5,241,018	5,230,520	5,172,922	5,037,193	4,899,050

Short-term borrowings	230,770	237,791	229,950	214,755	193,455
Operating lease liabilities	50,515	50,586	51,449	52,784	52,125
Accrued expenses and other liabilities	25,849	25,088	21,105	28,903	30,771

Total liabilities	5,548,152	5,543,985	5,475,426	5,333,635	5,175,401

SHAREHOLDERS' EQUITY:
Capital stock (1)	20,042	20,041	20,044	20,041	20,041
Surplus (1)	256,565	256,536	256,674	256,606	256,605
Undivided profits	339,554	329,350	321,486	313,974	306,741
Accumulated other comprehensive income, net of tax	7,304	7,840	7,268	11,936	11,537
Treasury stock at cost	(36,782)	(35,174)	(34,441)	(34,396)	(34,396)

Total shareholders' equity	586,683	578,593	571,031	568,161	560,528

Total liabilities and shareholders' equity	$6,134,835	6,122,578	6,046,457	5,901,796	5,735,929

Outstanding shares (in thousands) (1)	19,216	19,265	19,288	19,287	19,287

(1)  All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)
9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$176	150	125	452	491
Real estate mortgage - 1 to 4 family	17,878	18,466	19,826	19,379	19,977
Installment	32	43	32	43	49
Total non-accrual loans	18,086	18,659	19,983	19,874	20,517
Other nonperforming real estate mortgages - 1 to 4 family	19	20	22	23	25
Total nonperforming loans	18,105	18,679	20,005	19,897	20,542
Other real estate owned	511	251	420	541	423
Total nonperforming assets	$18,616	18,930	20,425	20,438	20,965

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	2,066	2,142	1,626	1,187	1,254
Installment	-	-	-	-	-
Total non-accrual loans	2,066	2,142	1,626	1,187	1,254
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,066	2,142	1,626	1,187	1,254
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,066	2,142	1,626	1,187	1,254

Total
Loans in nonaccrual status:
Commercial	$176	150	125	452	491
Real estate mortgage - 1 to 4 family	19,944	20,608	21,452	20,566	21,231
Installment	32	43	32	43	49
Total non-accrual loans	20,152	20,801	21,609	21,061	21,771
Other nonperforming real estate mortgages - 1 to 4 family	19	20	22	23	25
Total nonperforming loans	20,171	20,821	21,631	21,084	21,796
Other real estate owned	511	251	420	541	423
Total nonperforming assets	$20,682	21,072	22,051	21,625	22,219

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$30	-	(32)	32	(1)
Real estate mortgage - 1 to 4 family	(39)	(136)	(2)	(27)	4
Installment	14	(27)	(14)	109	18
Total net chargeoffs (recoveries)	$5	(163)	(48)	114	21

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	-	(1)	-	(1)	-
Installment	-	-	2	15	-
Total net chargeoffs (recoveries)	$-	(1)	2	14	-

Total
Commercial	$30	-	(32)	32	(1)
Real estate mortgage - 1 to 4 family	(39)	(137)	(2)	(28)	4
Installment	14	(27)	(12)	124	18
Total net chargeoffs (recoveries)	$5	(164)	(46)	128	21

Asset Quality Ratios

Total nonperforming loans (1)	$20,171	20,821	21,631	21,084	21,796
Total nonperforming assets (1)	20,682	21,072	22,051	21,625	22,219
Total net chargeoffs (recoveries) (2)	5	(164)	(46)	128	21

Allowance for loan losses (1)	47,350	50,155	49,991	49,595	49,123

Nonperforming loans to total loans	0.46%	0.48%	0.51%	0.50%	0.52%
Nonperforming assets to total assets	0.34%	0.34%	0.36%	0.37%	0.39%
Allowance for loan losses to total loans	1.08%	1.15%	1.17%	1.17%	1.17%
Coverage ratio (1)	234.7%	240.9%	231.1%	235.2%	225.4%
Annualized net chargeoffs (recoveries) to average loans (2)	0.00%	-0.02%	0.00%	0.01%	0.00%
Allowance for loan losses to annualized net chargeoffs (recoveries) (2)	2367.5	x	N/A	N/A	96.9	x	584.8	x

*	Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)
(Unaudited)	Three months ended September 30, 2021			Three months ended September 30, 2020
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$68,505	91	0.53%	$12,391	14	0.45%
Mortgage backed securities and collateralized mortgage obligations - residential	300,765	1,038	1.38	313,296	1,319	1.68
State and political subdivisions	48	2	6.66	110	2	7.90
Corporate bonds	48,543	220	1.81	59,555	646	4.33
Small Business Administration - guaranteed participation securities	34,578	181	2.09	43,282	216	1.99
Other	686	5	2.92	685	5	2.92

Total securities available for sale	453,125	1,537	1.36	429,319	2,202	2.05

Federal funds sold and other short-term Investments	1,166,679	470	0.16	938,087	242	0.10

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	11,168	104	3.72	15,759	138	3.52

Total held to maturity securities	11,168	104	3.72	15,759	138	3.52

Federal Reserve Bank and Federal Home Loan Bank stock	5,604	64	4.57	5,506	77	5.59

Commercial loans	210,825	2,649	5.03	231,517	2,625	4.54
Residential mortgage loans	3,920,903	34,532	3.52	3,702,680	36,020	3.89
Home equity lines of credit	231,269	2,152	3.69	251,459	2,515	3.98
Installment loans	8,669	155	7.10	9,632	170	7.02

Loans, net of unearned income	4,371,666	39,488	3.61	4,195,288	41,330	3.94

Total interest earning assets	6,008,242	41,663	2.77	5,583,959	43,989	3.15

Allowance for loan losses	(50,160)			(48,483)
Cash & non-interest earning assets	195,902			201,018

Total assets	$6,153,984			$5,736,494

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,153,812	38	0.01%	$1,024,455	55	0.02%
Money market accounts	738,662	202	0.11	682,319	637	0.37
Savings	1,430,558	154	0.04	1,222,956	161	0.05
Time deposits	1,152,298	1,149	0.40	1,355,244	4,749	1.39

Total interest bearing deposits	4,475,330	1,543	0.14	4,284,974	5,602	0.52
Short-term borrowings	240,183	232	0.38	193,765	221	0.45

Total interest bearing liabilities	4,715,513	1,775	0.15	4,478,739	5,823	0.52

Demand deposits	780,163			622,313
Other liabilities	75,116			78,093
Shareholders' equity	583,192			557,349

Total liabilities and shareholders' equity	$6,153,984			$5,736,494

Net interest income, tax equivalent		39,888			38,166

Net interest spread			2.62%			2.63%

Net interest margin (net interest income to total interest earning assets)			2.65%			2.73%

Tax equivalent adjustment		(1)			(1)

Net interest income		39,887			38,165

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands)
(Unaudited)	Nine months ended September 30, 2021			Nine months ended September 30, 2020
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$65,103	238	0.49%	$42,573	541	1.69%
Mortgage backed securities and collateralized mortgage obligations - residential	318,472	3,442	1.44	339,300	4,959	1.95
State and political subdivisions	49	3	8.16	111	6	7.79
Corporate bonds	56,245	859	2.04	46,508	1,372	3.93
Small Business Administration - guaranteed participation securities	36,981	580	2.09	45,313	690	2.03
Other	686	16	3.11	685	16	3.11

Total securities available for sale	477,536	5,138	1.43	474,490	7,584	2.13

Federal funds sold and other short-term Investments	1,108,018	1,026	0.12	693,286	1,702	0.33

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	12,199	338	3.70	17,029	475	3.72

Total held to maturity securities	12,199	338	3.70	17,029	475	3.72

Federal Reserve Bank and Federal Home Loan Bank stock	5,570	198	4.74	7,998	351	5.85

Commercial loans	212,832	8,203	5.14	217,573	7,778	4.77
Residential mortgage loans	3,852,960	104,219	3.61	3,652,766	108,845	3.97
Home equity lines of credit	234,682	6,622	3.77	258,956	7,898	4.07
Installment loans	8,608	469	7.28	10,129	537	7.08

Loans, net of unearned income	4,309,082	119,513	3.70	4,139,424	125,058	4.03

Total interest earning assets	5,912,405	126,213	2.85	5,332,227	135,170	3.38

Allowance for loan losses	(50,101)			(46,618)
Cash & non-interest earning assets	196,876			196,835

Total assets	$6,059,180			$5,482,444

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,129,480	136	0.02%	$949,909	97	0.01%
Money market accounts	731,171	721	0.13	646,170	2,595	0.54
Savings	1,376,494	475	0.05	1,169,316	560	0.06
Time deposits	1,203,708	4,076	0.45	1,372,369	16,739	1.63

Total interest bearing deposits	4,440,853	5,408	0.16	4,137,764	19,991	0.65
Short-term borrowings	232,532	688	0.40	173,497	778	0.60

Total interest bearing liabilities	4,673,385	6,096	0.17	4,311,261	20,769	0.64

Demand deposits	735,495			543,279
Other liabilities	73,689			77,568
Shareholders' equity	576,611			550,336

Total liabilities and shareholders' equity	$6,059,180			$5,482,444

Net interest income, tax equivalent		120,117			114,401

Net interest spread			2.67%			2.74%

Net interest margin (net interest income to total interest earning assets)			2.71%			2.86%

Tax equivalent adjustment		(1)			(2)

Net interest income		120,116			114,399

Page | 12

Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

	9/30/2021	6/30/2021	9/30/2020

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$6,134,835	6,122,578	5,735,929
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	6,134,282	6,122,025	5,735,376

Equity (GAAP)	586,683	578,593	560,528
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	586,130	578,040	559,975
Tangible Equity to Tangible Assets (Non-GAAP)	9.55%	9.44%	9.76%
Equity to Assets (GAAP)	9.56%	9.45%	9.77%

	Three months ended			Nine months ended
Efficiency Ratio	9/30/2021	6/30/2021	9/30/2020	9/30/2021	9/30/2020

Net interest income (fully taxable equivalent) (Non-GAAP)	$39,888	40,122	38,166	$120,117	114,401
Non-interest income (GAAP)	4,295	4,688	4,341	13,411	13,101
Less: Net gain on securities	-	-	-	-	1,155
Revenue used for efficiency ratio (Non-GAAP)	44,183	44,810	42,507	133,528	126,347

Total noninterest expense (GAAP)	24,697	25,440	22,674	75,472	70,874
Less: Other real estate expense (income), net	32	(60)	(115)	211	47
Expense used for efficiency ratio (Non-GAAP)	24,665	25,500	22,789	75,261	70,827

Efficiency Ratio	55.82%	56.91%	53.61%	56.36%	56.06%

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